Exhibit 10.42

Fourth Amendment to the
PARSONS EMPLOYEE STOCK OWNERSHIP PLAN
2019 Amendment and Restatement

The Parsons Employee Stock Ownership Plan 2019 Amendment and Restatement (as amended, the “Plan”) is hereby amended as follows, in each case, effective as of the dates indicated below:

1.	With respect to initial distribution requests, effective March 1, 2021, Section 8.2 of the Plan is hereby amended to replace, in each instance, “$20,001” with “$500,001”.
2.	With respect to initial distribution requests, effective March 1, 2021, Section 8.2 of the Plan is hereby amended to replace, in each instance, “$40,000” with “$750,000”.
3.

Effective July 1, 2021, the amendments to the thresholds for installment distributions described above shall be implemented with respect to all Participants who previously elected to receive installment distributions. Each Participant who previously elected installment distributions and has, prior to March 1, 2021, received payment of at least one installment, but who has not received full payment of their Account balance shall have the opportunity to elect, prior to May 31, 2021, to continue to receive installment payments in accordance with the Participant’s existing payment election. Any such Participant who does affirmatively elect to continue to receive payments in accordance with their existing installment payment election prior to May 31, 2021 shall continue receiving subsequent installments in the anniversary month of their initial distribution. Any such Participant who does not affirmatively elect to continue to receive payments in accordance with their existing installment payment election prior to May 31, 2021 shall, to the extent applicable, (i) receive an additional distribution on or about July 15, 2021 equal to the amounts that would have been distributed prior to that date if the amended thresholds for installment distributions described above had been in effect at the time of the Participant’s initial distribution request and (ii) have the number of remaining installment payments reduced to match the number of installments the Participant could have elected if the amended thresholds for installment distributions described above had been in effect at the time of the Participant’s initial distribution request.

[Signature page follows.]

IN WITNESS WHEREOF, this instrument of amendment is executed this ______ day of February, 2021.

PARSONS CORPORATION

By:

Name:

Title: __________________________________

Signature Page to the Fourth Amendment

to the Parsons Employee Stock Ownership Plan

2019 Amendment and Restatement